                              SUBJECT TO REVISION
                     SERIES TERM SHEET DATED APRIL 16, 2002

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2002-2
                     $750,000,000 ___% Class A Certificates
                      $39,474,000 ___% Class B Certificates

                                 DISCOVER BANK
                      Master Servicer, Servicer and Seller

         The certificates represent interests in the Discover Card Master Trust
I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

         This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

         We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

                                 MORGAN STANLEY

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

COMMERZBANK CAPITAL MARKETS
                               RBC CAPITAL MARKETS
                                                      SUNTRUST ROBINSON HUMPHREY

         This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

         This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-2 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES.....................................  Discover Card Master Trust I, Series 2002-2 __% Class
                                                          A Credit Card Pass-Through Certificates and Discover Card Master Trust I,
                                                          Series 2002-2 __% Class B Credit Card Pass-Through Certificates.

INTEREST RATE ..........................................  Class A Certificates:  ___% per year.

                                                          Class B Certificates:  ___% per year.

                                                          The trustee will calculate interest on the certificates on the basis of a 360-day year of twelve 30-day months.

INTEREST PAYMENT DATES..................................  The 15th day of each month, or the next business day, beginning in May
                                                          2002.

EXPECTED MATURITY DATES.................................  Class A Certificates:  April 15, 2007, or the next business day.  If an
                                                          Amortization Event occurs, the trust will pay principal monthly and the final principal payment may be made before or after April 15, 2007.

                                                          Class B Certificates: May 15, 2007, or the next business day. If an
                                                          Amortization Event occurs, the trust will pay principal monthly and the final payment of principal may be made either before or after May 15,
                                                          2007. The trust must generally pay all Class A principal before it pays any Class B principal.

                                                          An "Amortization Event" is an event that will cause the trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE ................................  The first business day following October 15, 2009, or if October 15, 2009 is not a business day, the second business day following October 15, 2009.
                                                          The Series Termination Date is the last day on which the trust will pay principal on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT)............................  The Class B Certificates are subordinated to the Class A Certificates, up to a specified dollar amount, known as the "Available Subordinated
                                                          Amount."

AVAILABLE SUBORDINATED AMOUNT...........................  Initially $67,105,290, which may be reduced, reinstated or increased from time to time. The Available Subordinated Amount will increase by:

                                                          -  $3,947,370 after a Supplemental Credit Enhancement Event, if Discover
                                                             Bank has not made an Effective Alternative Credit Support Election;

                                                          -  $35,526,330 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has occurred; or

                                                          -  $39,473,700 after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has not occurred.

                                                          A "Supplemental Credit Enhancement Event" will occur the first time
                                                          Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below BBB -.

                                                          "Effective Alternative Credit Support Election" will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)............................  Discover Bank will arrange to have a cash collateral account established and funded with $31,578,960 for the direct benefit of the Class B investors, the "Credit Enhancement Account," on the date the certificates are issued. The trustee may withdraw funds from this account to reimburse the Class B investors for amounts that would otherwise reduce their interest in the trust or affect their interest payments.

                                                          The amount on deposit in this account may decrease or increase on future
                                                          Distribution Dates. A "Distribution Date" is the 15th calendar day of each month, or the next business day, beginning in May 2002.

                                                          The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                                          Before a Supplemental Credit Enhancement Event or an Effective Alternative
                                                          Credit Support Election

                                                          -  4.0% of the Series Investor Interest as of the end of the preceding month, but not less than $7,894,740; or

                                                          After a Supplemental Credit Enhancement Event but before an Effective
                                                          Alternative Credit Support Election

                                                          -  5.0% of the Series Investor Interest as of the end of the preceding month, but not less than $7,894,740; or


                                                          After an Effective Alternative Credit Support Election

                                                          -  8.5% of the Series Investor Interest as of the end of the preceding month, but not less than $7,894,740.

                                                          However, if an Amortization Event has occurred, the maximum amount of
                                                          Credit Enhancement will be the amount on deposit in the Credit Enhancement
                                                          Account on the Distribution Date immediately before the Amortization Event occurred.

                                                          "Series Investor Interest" will mean $789,474,000 minus

                                                          -  the amount of principal collections on deposit for the benefit of investors in this Series, after giving effect to losses of principal on investments of these funds,

                                                          -  the aggregate amount of principal previously paid to investors in this
                                                             Series, and

                                                          -  the aggregate amount of investor losses resulting from accounts in which the receivables have been charged-off as uncollectible, after giving effect to all provisions in the Series Supplement to reimburse these charged-off amounts.

THE RECEIVABLES.........................................  The receivables in the Accounts included in the trust as of April 1, 2002 totaled $33,648,216,648.55.

GROUP EXCESS SPREAD.....................................  The certificates initially will be included in the "Group One" group of series. The three-month rolling average Group Excess Spread Percentage, as defined below, was 5.37% for the Distribution Date in April 2002.

                                                          "Group Excess Spread Percentage" for any Distribution Date is a percentage calculated by multiplying:

                                                          -  twelve, by

                                                          -  an amount for all series in Group One equal to

                                                             -  the total amount of finance charge collections, investment income and other similar collections allocable to each series for the prior calendar month, minus

                                                             -  the total amount of interest and certain fees payable for each series and the amount of receivables allocable to each series that have been charged off as uncollectible for the prior calendar month;

                                                          and then dividing the product by an amount equal to the sum of all investor interests for each series in Group One, in each case for the
                                                          Distribution Date.

RATING OF THE INVESTOR CERTIFICATES.....................  The trust will only issue the certificates if Standard & Poor's has rated the Class A Certificates "AAA" and the Class B Certificates at least "A"
                                                          and Moody's Investors Service, Inc. has rated the Class A Certificates
                                                          "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS....................................  Discover Bank believes that employee benefit plans subject to ERISA may acquire Class A Certificates; however, advisers to these plans should consult their own counsel. Employee benefit plans subject to ERISA may not acquire the Class B Certificates.

LISTING ................................................  Discover Bank expects to list the certificates on the Luxembourg Stock
                                                          Exchange to facilitate trading in non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of April 1, 2002, the following five states had the largest receivables balances:


                                            PERCENTAGE OF TOTAL
                                                RECEIVABLES
        STATE                              BALANCE IN THE ACCOUNTS
        -----                              -----------------------

        California .....................          10.7%
        Texas ..........................           9.2%
        New York .......................           7.1%
        Florida ........................           6.0%
        Illinois .......................           5.2%


         CREDIT LIMIT INFORMATION. As of April 1, 2002, the Accounts had the following credit limits:

                                             RECEIVABLES        PERCENTAGE OF
                                             OUTSTANDING      TOTAL RECEIVABLES
CREDIT LIMIT                                    (000'S)          OUTSTANDING
------------                                 ------------     -----------------

Less than or equal to $1,000.00 ...........  $   307,886            0.9%
$1,000.01 to $2,000.00 ....................  $ 1,284,725            3.8%
$2,000.01 to $3,000.00 ....................  $ 1,599,912            4.8%
Over $3,000.00 ............................  $30,455,694           90.5%
                                             -----------          -----
      Total ...............................  $33,648,217          100.0%
                                             ===========          =====

         SEASONING. As of April 1, 2002, 92.4% of the Accounts were at least 24 months old. The ages of Accounts as of April 1, 2002 were distributed as follows:

                                        PERCENTAGE              PERCENTAGE
AGE OF ACCOUNTS                         OF ACCOUNTS            OF BALANCES
---------------                         -----------            -----------

Less than 12 Months                         0.8%                   0.8%
12 to 23 Months                             6.8%                   7.4%
24 to 35 Months                            12.1%                  12.5%
36 Months and Greater                      80.3%                  79.3%
                                          -----                  -----
                                          100.0%                 100.0%
                                          =====                  =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of April 1, 2002, the Accounts had the following delinquency statuses:

                                       AGGREGATE
                                        BALANCES        PERCENTAGE
PAYMENT STATUS                           (000'S)       OF BALANCES
--------------                         ----------      -----------

Current ......................         $29,375,079         87.3%
1 to 29 Days .................         $ 2,005,734          6.0%
30 to 59 Days ................         $   700,577          2.1%
60 to 89 Days ................         $   494,553          1.5%
90 to 119 Days ...............         $   407,001          1.2%
120 to 149 Days ..............         $   348,972          1.0%
150 to 179 Days ..............         $   316,301          0.9%
                                       -----------        -----
                                       $33,648,217        100.0%
                                       ===========        =====


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 2002, the following five states had the largest receivables balances:

                                       PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                             OF DISCOVER CARD PORTFOLIO
        STATE                                   AS OF FEBRUARY 28, 2002
        -----                          ---------------------------------------

        California................                    11.3%
        Texas.....................                     8.9%
        New York..................                     7.4%
        Florida...................                     6.1%
        Illinois..................                     5.1%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 2002.

         CREDIT LIMIT INFORMATION. As of February 28, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                PERCENTAGE
                                          RECEIVABLES            OF TOTAL
                                          OUTSTANDING           RECEIVABLES
CREDIT LIMIT                                 (000'S)            OUTSTANDING
------------                              -----------           ------------

Less than or equal to $1,000.00........   $   516,541                 1.1%
$1,000.01 to $2,000.00.................   $ 1,841,812                 4.0%
$2,000.01 to $3,000.00.................   $ 2,355,417                 5.1%
Over $3,000.00.........................   $41,496,362                89.8%
                                          -----------               -----
   Total...............................   $46,210,132               100.0%
                                          ===========               =====

         SEASONING. As of February 28, 2002, 78.1% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 2002 were distributed as follows:

                                                PERCENTAGE      PERCENTAGE
AGE OF ACCOUNTS                                 OF ACCOUNTS     OF BALANCES
---------------                                 -----------     -----------

Less than 12 Months .......................       9.8%             12.4%
12 to 23 Months ...........................      12.1%             13.1%
24 to 35 Months ...........................      14.5%             13.9%
36 Months and Greater .....................      63.6%             60.6%
                                                -----             -----
                                                100.0%            100.0%
                                                =====             =====

         SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                             THREE MONTHS       TWELVE MONTHS ENDED NOVEMBER 30,
                                ENDED           -------------------------------
                           FEBRUARY 28, 2002     2001         2000        1999
                           -----------------    ------       -------     ------

Aggregate Monthly Yields
  Excluding Recoveries           15.57%         15.95%        16.34%      17.48%
  Including Recoveries           16.17%         16.62%        16.97%      18.26%

         Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                               AGGREGATE
                                                BALANCES         PERCENTAGE
PAYMENT STATUS                                  (000'S)          OF BALANCES
--------------                                -----------        -----------

Current ..................................    $ 39,956,991           86.6%
1 to 29 Days..............................    $ 3,068,422             6.6%
30 to 59 Days.............................    $   984,018             2.1%
60 to 89 Days.............................    $   726,870             1.6%
90 to 119 Days ...........................    $   574,441             1.2%
120 to 149 Days ..........................    $   472,068             1.0%
150 to 179 Days ..........................    $   427,322             0.9%
                                              -----------           -----
                                              $46,210,132           100.0%
                                              ===========           =====

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                       AVERAGE OF THREE MONTHS                AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                       ENDED FEBRUARY 28, 2002       ---------------------------------------------------------------------------
                       -----------------------                 2001                     2000                     1999
                                                               ----                     ----                     ----
                        DELINQUENT                   DELINQUENT               DELINQUENT               DELINQUENT
                          AMOUNT                       AMOUNT                   AMOUNT                   AMOUNT
                         (000'S)     PERCENTAGE        (000'S)    PERCENTAGE    (000'S)    PERCENTAGE    (000'S)      PERCENTAGE
                        ---------    ----------      -----------  ----------  ----------   ----------  -----------    ----------
30-59 Days............  $1,041,138      2.2%          $1,001,038     2.2%      $  831,836     2.0%      $  791,325        2.6%
60-89 Days............  $  745,204      1.6%          $  687,141     1.5%      $  547,193     1.3%      $  471,838        1.5%
90-179 Days...........  $1,472,227      3.1%          $1,265,333     2.7%      $  930,066     2.3%      $  815,619        2.6%
                        ----------      ---           ----------     ---       ----------     ---       ----------        ---
 Total................  $3,258,569      6.9%          $2,953,512     6.4%      $2,309,095     5.6%      $2,078,782        6.7%
                        ==========      ===           ==========     ===       ==========     ===       ==========        ===

         Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                                                          TWELVE MONTHS ENDED NOVEMBER 30,
                                                                   ----------------------------------------------
                                                                      2001              2000            1999
                                         THREE MONTHS ENDED           ----              ----            ----
                                          FEBRUARY 28, 2002                     (DOLLARS IN THOUSANDS)
                                         ------------------        ----------------------------------------------
Average Receivables Outstanding.......       $46,947,510            $46,172,045      $41,064,509      $31,554,086
Gross Charge-offs.....................       $   833,448            $ 2,801,998      $ 2,059,933      $ 1,955,514
Net Charge-offs ......................       $   763,707            $ 2,494,330      $ 1,804,972      $ 1,710,570
Gross Charge-offs as an Annualized
  Percentage of Average Receivables
  Outstanding.........................            7.10%                 6.07%             5.02%            6.20%
Net Charge-offs as an Annualized
  Percentage of Average Receivables
  Outstanding.........................            6.51%                 5.40%             4.40%            5.42%

         Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:


                                      THREE MONTHS ENDED
                                       FEBRUARY 28, 2002         TWELVE MONTHS ENDED NOVEMBER 30,
                                      -------------------        --------------------------------
                                                                   2001       2000          1999
                                                                  ------     -------       ------
Average Monthly Payment Rate......             16.36%              15.98%      16.24%       16.73%
Highest Monthly Payment Rate......             17.12%              16.96%      17.25%       17.83%
Lowest Monthly Payment Rate.......             15.56%              14.83%      14.75%       15.19%